September 20, 1999

                              AMENDED CONFIRMATION

     TO:   Darling International, Inc.   (the "Counterparty")
           251 O'Connor Ridge Blvd., Suite 300
           Irving, Texas 75038
           Att:  Mr. Brad Phillips, Treasurer
           Tel:   972-281-4404    Fax:  972-281-4494

     FR:   Credit Lyonnais New York Branch ("CLNY")
           1301 Avenue of the Americas, 17th Floor
           New York, New York  10019
           Att: Kathrin W. Gray
           Tel:  212-261-7349  Fax: 212-459-3167

     RE:   Transaction dated as of June 6, 1997
           (CLNY Ref:  OA872)

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This Confirmation amends and replaces the prior Confirmation dated as of June 6,
1997.

The purpose of this letter agreement is to confirm the terms and conditions of the transaction entered into between us on June 6, 1997 (the "Transaction"). This letter agreement constitutes a "Confirmation" as referred to in the Agreement specified below.

The definitions and provisions contained in the 1991 ISDA Definitions (the "Definitions") as published by the International Swaps Dealers Association, Inc. (known since June 14, 1993 as the International Swaps and Derivatives Association, Inc.) ("ISDA") are incorporated into this Confirmation. In the event of any inconsistency between those Definitions and provisions and this Confirmation, this Confirmation will govern.

     1. This Confirmation supplements, forms part of, and is subject to, the ISDA Master Agreement dated as of June 6, 1997 as amended and supplemented from time to time (the "Agreement"), between Credit Lyonnais New York Branch and Darling International, Inc. All provisions contained in the Agreement govern this Confirmation except as expressly modified below.

     2. The terms of the particular Transaction to which this Confirmation relates are as follows:


Type of Transaction:                Swap Transaction (European cancelable)

Notional Amount:                    USD 20,000,000

Trade Date:                         June 6, 1997

Effective Date:                     June 27, 1997


Termination Date:                   June 27, 2002; subject to the Optional
                                    Termination Date


Fixed Amounts:
--------------

   Fixed Rate Payer:                Counterparty

   Fixed Rate Payer
   Payment Dates:                   Quarterly on the 27th day of March,  June,
                                    September and December of each year
                                    commencing  September  27, 1997 and
                                    terminating  on the  Termination  Date,
                                    subject to adjustment in accordance with the Modified Following Business Day
                                    Convention.

   Fixed Rate:                      6.55% for all Calculation Periods beginning
                                    from and including June 27, 1997 to and
                                    excluding September 27, 1999; and

                                    6.42% for all subsequent Calculation Periods

   Fixed Rate Day Count Fraction:   Actual/360


Floating Amount:
----------------

   Floating Rate Payer:                 CLNY

   Floating Rate Payer
   Payment Dates:                       Quarterly on the 27th day of March,
                                        June,  September and December of each
                                        year  commencing  September  27, 1997
                                        and  terminating  on the  Termination
                                        Date,  subject to  adjustment in
                                        accordance with the Modified Following
                                        Business Day Convention

   Floating Rate Day Count Fraction:    Actual/360

   Floating Rate Option:                USD-LIBOR-BBA with a Designated Maturity
                                        of three months for all Calculation
                                        Periods beginning from and including
                                        June 27, 1997 to but excluding
                                        September 27, 1999; and

                                        The Weighted Average USD-Prime-H.15 for
                                        all subsequent Calculation Periods

   Reset Dates for USD-LIBOR-BBA:       First day of each Calculation Period

   Spread for USD-LIBOR-BBA:            None

   Reset Dates for USD-Prime-H.15       Daily

   Spread for USD-Prime-H.15:           Minus 2.75% (275 basis points)

   Compounding:                         Not applicable


Payment Business Days:                  New York and London

Calculation Agent:                      CLNY



3. Other Provisions:

         (i)  Optional Termination:      CLNY shall have the  right to terminate
                                         the   Transaction,  in  whole  only, on
                                         June 27, 2001, subject to adjustment in
                                         accordance  with the Modified Following
                                         Business   Day  Convention   ("Optional
                                         Termination Date"),  provided that CLNY
                                         shall give the Counterparty irrevocable
                                         telephonic notice (followed  by written
                                         confirmation)   of   its  intention  to
                                         exercise the  Option  between 9:00 a.m.
                                         and 11:00 a.m.  New York  time two  New
                                         York   Business   Days  prior  to   the
                                         Optional  Termination  Date, subject to
                                         adjustment in accordance with  receding
                                         Business  Day  Convention.   Failure to
                                         provide  written confirmation  will not
                                         affect the validity of  the  telephonic
                                         notice.  In the event this  Transaction
                                         is terminated pursuant to the foregoing
                                         the    Settlement   Amount   for   this
                                         Transaction  shall  be zero  except for
                                         the Unpaid Amounts then due and payable
                                         in  accordance with Section 2(c) of the
                                         Agreement.

         (ii)  Pari Passu:               Counterparty  obligations   under  this
                                         Transaction  are   secured  pari  passu
                                         with   the  Counterparty's  obligations
                                         in    the    Credit   Agreement   among
                                         Counterparty as  Borrower,  Bankboston,
                                         N.A. as  Agent,  Comerica  Bank,   CLNY
                                         and Wells Fargo Bank (Texas),  National
                                         Association as Co-Agents, and the other
                                         banks   named   therein   (the  "Credit
                                         Agreement").  As  such Credit Agreement
                                         may   be   amended,   supplemented   or
                                         replaced  from time to time.

         (iii) Credit Support Document   The following shall constitute a Credit
                                         Support  Document: The Pledge Agreement
                                         dated  as   of  June 5,  1997   between
                                         Counterparty ("Pledgor") and Bankboston
                                         N.A., as Agent for itself and the other
                                         Banks  (the "Secured  Party")  as  such
                                         Pledge   Agreement   may   be  amended,
                                         supplemented  or  replaced from time to
                                         time.

4. Account Details:

   USD Payment to CLNY:                   Credit Lyonnais, New York Branch
                                          ABA#:  026008073
                                          A/C#:  01-88180-3211-00-001-180
                                          Ref: Derivative Products

   USD Payment  to Counterparty:          BankBoston, N.A.
                                          ABA routing # 011000390
                                          A/C # 550-09780
                                          Favor: Darling International, Inc.




4.   Offices:

   a)  The office of CLNY for this Transaction is New York, New York;  and

   b)  The office of Counterparty for this Transaction is Irving, Texas.


5. THE COUNTERPARTY IS HEREBY REQUESTED TO SIGNIFY ITS ACCEPTANCE OF THE TERMS OF THIS CONFIRMATION PROMPTLY BY SIGNING A COPY HEREOF AND RETURNING IT TO CREDIT LYONNAIS NEW YORK BRANCH IN THE MANNER PROVIDED IN SECTION 12 OF THE AGREEMENT.

UNLESS CREDIT LYONNAIS NEW YORK BRANCH SHALL HAVE RECEIVED WRITTEN OBJECTION TO THE TERMS OF THIS CONFIRMATION WITHIN FIVE BUSINESS DAYS (DEFINED BELOW) OF THE DATE FIRST ABOVE WRITTEN, THE COUNTERPARTY SHALL BE DEEMED TO HAVE ACCEPTED SUCH TERMS WITHOUT ANY FURTHER ACT ON THE PART OF CREDIT LYONNAIS NEW YORK BRANCH, THE COUNTERPARTY, OR ANY OTHER PERSON. FOR PURPOSES HEREOF, "BUSINESS DAY" SHALL HAVE THE MEANING SET FORTH IN SECTION 5-701 B.3. (B) OF THE GENERAL OBLIGATIONS LAW OF THE STATE OF NEW YORK.


Each party agrees to make payments to the other party in accordance with the provisions set forth or incorporated by reference in this Confirmation.

IN WITNESS WHEREOF the parties have executed this Confirmation as of the date first above written.


CREDIT LYONNAIS                                   DARLING INTERNATIONAL, INC.
NEW YORK BRANCH

Authorized Signature:                             Authorized Signature:


-----------------------------                     ------------------------------
Name:          Ian Cheung                         Name:

Title:         Vice President                     Title:


CREDIT LYONNAIS
NEW YORK BRANCH

Marketing Signature:


-------------------------------
Name:           Dan O'Donnell

Title:          Vice President